UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 22, 2005
                                                         -----------------

                       PROVIDENT FINANCIAL SERVICES, INC.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                        001-31566               42-1547151
-----------------------------      ---------------------     -------------------
(State or Other Jurisdiction)      (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


830 Bergen Avenue, Jersey City, New Jersey                        07306-4599
------------------------------------------                        ----------
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:  (201) 333-1000
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
      CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02       Departure of Directors or Principal Officers; Election of
                ---------------------------------------------------------
Directors; Appointment of Principal Officers.
---------------------------------------------

     (d) On November 22, 2005, the Board of Directors (the "Board") of Provident Financial Services, Inc. (the "Company"), pursuant to the By-laws of the Company, increased the size of the Board from 13 to 15 members and appointed Thomas W. Berry and Christopher Martin to the Board. Mr. Berry has been added to the class of directors whose term will expire at the 2007 Annual Meeting of the Company's stockholders. Mr. Martin, the Company's President, has been added to the class of directors whose term will expire at the 2006 Annual Meeting of the Company's stockholders. These appointments were made in anticipation of the Board vacancies following the retirements of J. Martin Comey and David Leff in 2006. The appointment of Mr. Martin also satisfies the Company's commitment contained in the Agreement and Plan of Merger by and between the Company and First Sentinel Bancorp, Inc. dated December 19, 2003, as amended, to add a third former director of First Sentinel to the Company's Board. Mr. Martin served as President and Chief Executive Officer and director of First Sentinel prior to the merger of First Sentinel with and into the Company effective July 14, 2004. Both Mr. Berry and Mr. Martin have also been appointed to the Board of Directors of The Provident Bank, the Company's wholly-owned subsidiary.

The Company issued a news release on November 23, 2005 to announce the appointments of Messrs. Berry and Martin to the Board. The full text of the news release is attached as an Exhibit to this Current Report on Form 8-K.


Item 9.01.      Financial Statements and Exhibits
                ---------------------------------


                (c) Exhibits.

                Exhibit No.             Description
                -----------             -----------

                   99.1                 News release dated November 23, 2005.








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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        PROVIDENT FINANCIAL SERVICES, INC.



DATE:  November 22, 2005        By:     /s/Paul M. Pantozzi
                                        ---------------------------
                                        Paul M. Pantozzi
                                        Chairman and Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit         Description
-------         -----------

 99.1           News release dated November 23, 2005.